TRANSPARENT VALUE TRUST

SUPPLEMENT DATED OCTOBER 20, 2010

TO THE STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 16, 2010

The following information amends the information found in the Trust Officers table on page 27 of the Statement of Additional Information:

On October 5, 2010, Phillip Perrone resigned as Chief Compliance Officer of the Trust, and Ted Uhl was appointed as the new Chief Compliance Officer of the Trust.

Name and Age	Position with Trust and Length of Term	Principal Occupations in Past 5 Years	Other Directorships Held
Ted Uhl 35	Chief Compliance Officer Since October 2010

Mr. Uhl joined ALPS Fund Services, Inc. (“ALPS”) in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint.

None.

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